Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act



I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Scudder Target 2010 Fund, Scudder Target 2011 Fund, Scudder Target 2012 Fund, Scudder Target 2013 Fund, Scudder Retirement Fund - Series V, Scudder Retirement Fund - Series VI, Scudder Retirement Fund - Series VII, Scudder Worldwide 2004 Fund, a series of Scudder Target Fund, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 29, 2004                                    /s/Richard T. Hale
                                                  Richard T. Hale
                                                  Chief Executive Officer
                                                  Scudder Target 2010 Fund,
                                                  Scudder Target 2011 Fund,
                                                  Scudder Target 2012 Fund,
                                                  Scudder Target 2013 Fund,
                                                  Scudder Retirement Fund -
                                                  Series V, Scudder Retirement
                                                  Fund - Series VI, Scudder
                                                  Retirement Fund - Series VII,
                                                  Scudder Worldwide 2004 Fund, a
                                                  series of Scudder Target Fund

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                                             Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act



I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Scudder Target 2010 Fund, Scudder Target 2011 Fund, Scudder Target 2012 Fund, Scudder Target 2013 Fund, Scudder Retirement Fund - Series V, Scudder Retirement Fund - Series VI, Scudder Retirement Fund - Series VII, Scudder Worldwide 2004 Fund, a series of Scudder Target Fund, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 29, 2004                                    /s/Charles A. Rizzo
                                                  Charles A. Rizzo
                                                  Chief Financial Officer
                                                  Scudder Target 2010 Fund,
                                                  Scudder Target 2011 Fund,
                                                  Scudder Target 2012 Fund,
                                                  Scudder Target 2013 Fund,
                                                  Scudder Retirement Fund -
                                                  Series V, Scudder Retirement
                                                  Fund - Series VI, Scudder
                                                  Retirement Fund - Series VII,
                                                  Scudder Worldwide 2004 Fund, a
                                                  series of Scudder Target Fund